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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                October 15, 1996
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                           Independence Bancorp, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


        New Jersey                    0-14129                22-2483513
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


  1100 Lake Street, Ramsey, New Jersey                  07466
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  (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (201) 825-1000
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Item 5.     Other Events.

      On October 15, 1996, Independence Bancorp ("Independence") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Commerce Bancorp ("Commerce") pursuant to which Independence will be merged with and into Commerce. Pursuant to the merger, each share of Independence common stock will be exchanged for .935 shares of Commerce common stock, subject to certain adjustments provided for in the Merger Agreement. The transaction will be structured as a tax free merger to be accounted for as a pooling of interests. In connection with the Agreement, Independence granted Commerce an option to acquire up to 564,910 shares of Independence authorized but unissued common stock at a price of $21.00 per share, subject to certain adjustments and exercisable under certain circumstances. Consummation of the transaction is subject to certain customary conditions provided for in the Merger Agreement, including the approval of Independence shareholders and all necessary bank regulatory agencies. The above description of the Merger Agreement and the Stock Option Agreement are qualified in their entirety by reference to the Merger Agreement and the stock option, which are annexed as Exhibits to this Form 8-K.

Item 7. Exhibits

      (2.1) Agreement and Plan of Reorganization, dated October 15, 1996, by and between Commerce Bancorp, Inc. and
              Independence Bancorp, Inc.
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      (2.2)   Agreement and Plan of Merger dated October 15, 1996 by
              and between Commerce Bancorp, Inc. and Independence
              Bancorp, Inc.

     (10.1) Stock Option Agreement dated as of October 15, 1996 by and between Independence Bancorp, Inc. and Commerce
              Bancorp, Inc.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Independence Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INDEPENDENCE BANCORP, INC.
                                          --------------------------
                                          (Registrant)




Dated:  October 24, 1996                 By: /s/ JAMES R. NAPOLITANO
                                            ------------------------
                                            James R. Napolitano,
                                            Chairman of the Board
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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K



Exhibit No.                   Description



   (2.1) Agreement and Plan of Reorganization, dated October 15, 1996, by and between Commerce Bancorp, Inc. and Independence Bancorp, Inc.


   (2.2) Agreement and Plan of Merger dated October 15, 1996 by and between Commerce Bancorp, Inc. and Independence
              Bancorp, Inc.


  (10.1) Stock Option Agreement dated as of October 15, 1996 by and between Independence Bancorp, Inc. and Commerce
              Bancorp, Inc.